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                                  EXHIBIT 10(a)

                          Consent of Ernst & Young LLP

We consent to the reference to our Firm under the caption "Experts" in the Prospectus of Jefferson-Pilot Separate Account A, and under the caption "General Information" in the Statement of Additional Information incorporated by reference in the Prospectus of Jefferson-Pilot Separate Account A and to the use of our reports on Jefferson-Pilot Separate Account A, dated April 16, 1997 and Jefferson-Pilot Life Insurance Company dated March 14, 1997, in Post-Effective Amendment No. 3 under the Securities Act of 1933 (Form N-4 File No. 33-11084) and Post-Effective Amendment No. 13 under the Investment Company Act of 1940 to the Registration Statement (Form N-4 File No. 811-2188) of Jefferson-Pilot Separate Account A.

Ernst & Young, LLP

/s/ Ernst & Young, LLP


Greensboro, NC
April 29, 1997